UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported)February 27, 1998
                                                        -----------------


                        MACHEEZMO MOUSE RESTAURANTS, INC.

State of Oregon                       0-24788               93-0929139
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(State or other jurisdiction of       (Commission           (IRS Employer
 incorporation or organization)        File No.)             Identification No.)


1020 SW Taylor Street, Suite 685, Portland, OR              97205
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(Address of principal executive offices)                    (Zip Code)


                                    (503) 274-0001
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                 (Registrant's telephone number, including area code)


                                       No Change
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(Former name, former address and former fiscal year, if changed since last report)




This Report consists of four (4) sequentially numbered pages.

Item 4.  Changes in Registrant's Certifying Accountant
------------------------------------------------------

     (a) Previous Independent Accountants

          (i) On February 27, 1998 Macheezmo Mouse Restaurants, Inc. (the "Company") dismissed its prior certifying accountants, Price Waterhouse LLP ("PW").

          (ii) The reports of PW on the financial statements of the Company for the past two fiscal years contained no adverse opinion or disclaimers of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

          (iii) The decision to change accountants was approved by the Company's Audit Committee of the board of directors and ratified by its entire board of directors.

          (iv) During the two most recent fiscal years and through the date hereof, there have been no disagreements with PW on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PW would have caused them to make reference thereto in their report on the financial statements for such years.

          (v) The Company does not believe there is any information required to be reported pursuant to Item 304 (a)(1)(iv)(B) of Regulation S-B during the two most recent fiscal years and through the date hereof.

               The Company has authorized PW to respond fully to the inquiries of the Company's successor certifying accountants concerning the subject matter of each of the circumstances which PW believes may give rise to a event reportable pursuant to Item 304(a)(1)(iv)(B) of Regulation S-B.

          (vi) The Company has requested that PW furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter will be filed as an Exhibit to an amendment to this Form 8-K within 10 business days of the filing of this report.

     (b) New Independent Accountants

          (i) The Company engaged Cacciamatta Accountancy Corporation ("CA") as its new independent accountants as of February 27, 1998. During the two most recent fiscal years and through the date hereof, the Company has not consulted with CA on items which: (1) were or should have been subject to SAS 50; or (2) concerned the subject matter of a disagreement or reportable event with the former auditor (as described in Regulation S-B Item 304 (a)(2)).

Item 7.  Financial Statement and Exhibits
-----------------------------------------

     (c) Exhibits

          *16. Letter from Price Waterhouse LLP re change in certifying accountant.

----------------
*  To be filed by amendment.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 4, 1998

                                       MACHEEZMO MOUSE RESTAURANTS, INC.



                                       By SCOTT T. FISHER
                                         ---------------------------------------
                                          Scott T. Fisher
                                          Acting Chief Financial Officer
                                          (Principal Financial and Accounting
                                          Officer)